Exhibit 99.2

Animal Health August 20, 2019 Elanco to Acquire Bayer’s Animal HealthBusiness ©2019 Elanco or its affiliates

Forward-Looking Statements This presentation contains management’s statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “estimate”, “seek”, “intend”, “expect”, “believe”, “target”, “anticipate”, “plan” and similar expressions are intended to identify forward-looking statements. Actual results may differ materially due to various factors. Any statements that are not statements of historical fact should be considered to be forward-looking statements, including statements regarding the expected closing date of the transaction, expected cost synergies and earnings accretion, expected financing sources for the transaction and the ability of Elanco to integrate the businesses successfully. Any such forward-looking statements are made based on information currently known and are subject to various risks and uncertainties. Risks and uncertainties to which these forward-looking statements are subject include, without limitation: (1) the proposed transaction may not be completed on the anticipated terms and timing or at all, (2) required regulatory approvals, including antitrust approvals, are not obtained, or that in order to obtain such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction, (3) a condition to closing of the proposed transaction may not be satisfied, (4) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transactions, (5) the ability to obtain or consummate financing or refinancing related to the transaction upon acceptable terms or at all, (6) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (7) negative effects of the announcement or the consummation of the transaction on the market price of Elanco’s common stock, (8) the potential impact of unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of Elanco’s operations after the consummation of the transaction and on the other conditions to the completion of the proposed transaction, (9) the risks and costs associated with, and the ability of Elanco to, integrate the businesses successfully and to achieve anticipated synergies, (10) the risk that disruptions from the proposed transaction will harm Elanco’s business, including current plans and operations, (11) the ability of Elanco to retain and hire key personnel and (12) management’s response to any of the aforementioned factors. For additional information about the factors that could cause actual results to differ materially from forward-looking statements, please refer to Elanco’s most recent Annual Report on Form 10-K and other SEC filings. You should not place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except as is required by law, Elanco expressly disclaims any obligation to publicly release any revisions to forward-looking statements to reflect events after the date of this presentation. ©2019 Elanco or its affiliates 2

Strengthens and Accelerates IPP Strategy

Continues growth and innovation, accelerates margins

Portfolio: Doubles Pet Business & Balances Mix, Enhances Emerging Markets, Grows Cattle Business

Productivity: Accelerates Reaching GM (60%) and Adj. EBITDA Margin (31%) Goals, Significant Synergy

Innovation: Expands Pipeline, Adds Technology, Builds Scale, Access to Bayer R&D[1]

Leadership: Creates #2 Animal Health Company[2]

- Omnichannel Pet Market
- Portfolio Innovator
- Vet and Pet Owner Focus
- Antibiotic Alternatives

Value Creation[3]

Revenue Growth[4]: Mid-single digit

Adj. EBITDA Growth[4]: Double digit

Adj. EPS[5]: Accretive in Yr 1; High single to low double digit accretive in Yr 2

Synergies: $275-300mm

Leverage[6]: ~5x at close to <3x in Yr 2

Operating Cash Flow: ~$1B in Yr 2

Transaction positions Elanco to capitalize on trends shaping the industry.

[1] Certain access rights to Bayer's CropScience R&D pipeline and de-prioritized clinical Pharma assets. [2] Based on 2018 pro forma revenue of $4.7bn. [3] Assumes transaction close mid-2020 subject to customary conditions and receipt of regulatory clearance. Yr 1 and Yr 2 are 2021 and 2022, respectively. [4] Compounded annual growth first five years after close. [5] Based on Adjusted GAAP results. [6] Inclusive of synergies.

©2019 Elanco or its affiliates

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Acquisition Accelerates Our IPP Strategy

Expands Innovation

- 8 key projects in development and 30+ lifecycle projects
- R&D Capabilities: Parasiticides, Dairy, complementary delivery technologies
- Investment scale to drive internal and external innovation
- Certain access rights to Bayer's CropScience R&D pipeline and de-prioritized clinical Pharma assets


Innovation
Portfolio
Productivity
THE CUSTOMER

Transforms Portfolio

- Doubles pet portfolio, balances mix, increases international positioning and scale
- Adds Seresto, a top 5 AH brand, one of the fastest growing consumer pet products
- Adds Industry-leading e-commerce/ retail capabilities
- Strengthens Elanco's ability to compete across all channels
- Expands Portfolio and Food Animal channel opportunities (e.g., 4 new anchor cattle brands, bio-protection, warm water aqua)
- Increases Companion Animal (CA) presence in key markets (e.g, launching CA portfolio in China)

Accelerates Margin Expansion

- 60%+ GM and 31%+ Adj. EBITDA ahead of standalone
- Strong cash flow generation to support deleveraging, to less than 3x gross debt to Adj. EBITDA by end of 2022[1]
- $275-$300mm run-rate cost synergies
- Adj. EPS high single / low double-digit accretion in second year post-close
- Leverage independent stand up efforts to accelerate margin enhancement

[1] *Assumes transaction close mid-2020 subject to customary conditions and receipt of regulatory clearance.*

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Transaction Financial Summary Transaction enterprise value of $7.6 billion1 70% cash and 30% stock to Bayer • • Purchase Price • • Committed financing for the cash consideration Purchase price financed by: • $2.3bn in Elanco shares issued to Bayer, subject to a 7.5% symmetrical collar centered on $33.602 (~68 million shares at the midpoint of the collar) Financing Structure $5.3 billion in cash consideration3 funded with debt and • equity • Run-rate cost synergies of $275mm to $300mm by 2025, coupled with one-time costs to achieve Revenue synergies through combining core capabilities Expected Synergies • • • Mid-single digit % expected in first full fiscal year post-close High single / low double-digit % expected in 2022 EPS Accretion Anticipated Closing • Transaction expected to close in mid-20204 1 Based on $5.32bn cash consideration and $2.28bn stock consideration, each subject to adjustments as set forth in the purchase agreement. 2 Elanco’s volume weighted average share price for the 30 trading days ended 06-Aug-2019. 3 Subject to customary purchase price adjustments. 4 Subject to customary conditions and receipt of regulatory clearance. ©2019 Elanco or its affiliates 5

Positions Elanco to Capitalize on Trends Shaping Industry

CORE TRENDS



Animal Well-being
Growing middle class worldwide
Companion Animal
Increasing pet ownership
Pets living up to 20% longer
Growing pet spend
40% of U.S. pet medications purchased outside the clinic
ANIMAL HEALTH
Food Animal
1 in 3 get wrong nutrition
~75% Increase in protein demand
Overusing resources
20% lost to death and disease, focus on productivity

EMERGING COMPANION ANIMAL TRENDS

- Pet owners making more **pet care decisions** … while vet relationships remain central to pet health
- **~15% e-commerce growth in U.S.** … omnichannel presence will be a differentiator
- Highest growth in **emerging markets** … global and local leadership imperative
- Need for **improved access and affordability** of care
- Significant **innovation ecosystem evolution**

EMERGING FOOD ANIMAL TRENDS

- **Emerging markets** driving protein growth
- Growth from **nutritional alternatives**
- Increasing focus on **bioprotection**
- Significant **innovation ecosystem evolution**

©2019 Elanco or its affiliates

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The Combination At A Glance ©2019 Elanco or its affiliates 7 ©2019 Elanco or its affiliates

Bringing Together a Legacy of Leadership Animal Health ©2019 Elanco or its affiliates 8 1Represents revenue converted to USD using spot EUR/USD exchange rate as of 16-Aug-2019. 2018 Revenue $ 3.1bn $ 1.7bn1 2018 Gross Margin 50% 64% 2018 Adj. EBITDA Margin 21% 23% HeadquartersGreenfield, IN Monheim, Germany Countries with Presence~ 50 ~ 60 Key Brands125 100+ Years in Industry65 100+ R&D Sites9 4 Manufacturing Sites12 9 Number of Employees~ 5,800 ~ 4,250 Key Areas of Leadership Portfolio Innovator Long-standing Vet Relationships RecognizedOnline and Pet and FA BrandsRetail Pioneer

Doubles Pet Portfolio, NORTH AMERICA Balances Mix, Increases Scale INTERNATIONAL than doubles CA International scale TOTAL Doubles CA revenue from ~$1bn to ~$2bn Diversifies geographic mix Leading Position in CA Alternative Channels More with immediate footprint in China Strengthens European CA Parasiticides business Enhances FA presence in Japan, Mexico, China and Rest of World Food Animal (FA) Companion Animal (CA) $4.6 $2.5 $2.4 $2.2 $ 0.9 $ 0.8 $ 0.8 Elanco Elanco + Bayer AH Elanco Elanco + Bayer AH Elanco Elanco + Bayer AH Note: F©ig2u0r1e9s Eablaonvceoroerpritessaefnfitli2a0te1s8A revenue in billions USD. Converted to USD using spot EUR/USD exchange rate as of 16-Aug-2019. International includes other revenue of $26mm for Bayer Animal Health and Aqua revenue for Elanco. Total revenue excludes strategic exits for Elanco. International includes EMEA, LATAM, APAC and other global regions. Total sum may not add due to rounding. 9 $1.5 41% 50% 59% $ 1.3 50% $1.4 65% $1.6 77% $ 1.1 $ 0.3 35% $ 0.8 23% $3.0 54% 63% $1.9 46% $2.1 37% $1.1

Accelerating Our Innovation, Portfolio and Productivity Strategy ©2019 Elanco or its affiliates ©2019 Elanco or its affiliates

Portfolio Combines Veterinary Strengthwith E-Commerce &Retail Leadership Elanco ~15% annual growth in U.S. e-commerce sales Gain access to 1/3 of U.S. pet owners who do not visit the vet Meet pet owners where they choose to shop Bridge pet owners to vet through online capability creating improved care Blending core capabilities to offer omnichannel relevance and improved access Combined ©2019 Elanco or its affiliates 11

Bayer’s Portfolio Combines Established Durable Brands with Recently Portfolio Launched Growth Drivers and Potential Pipeline Opportunities Access to Bayer R&D2 markets anc 12 1 LCM = Life Cycle Management. 2 Certain access rights to Bayer’s CropScience R&D pipeline and de-prioritized clinical Pharma assets. o or its affiliates Poultry ©2019 El Swine High-growth local brands in International Cattle Significant pipeline opportunities 8 Key Projects 30+ LCM1 and continuous line extensions Geographic focus with regional / local opportunities Parasiticide & formulation / delivery capabilities Focused dairy capabilities Research efforts in immune modulation & exploring emerging vaccine platform Companion Animals Growth Products Established Brands R&D Platforms R&D Pipeline

Portfolio

"OUTSIDE THE VET"

Largely Bayer Portfolio

"OUTSIDE THE PET"
(TOPICALS / COLLAR)

Flea/Tick
- Seresto
- advantage
- Advantix
- Cheristin for cats

Combo
- advocate
- advantage multi (imidacloprid + moxidectin)

Worms
- CORAXIS (moxidectin)
- profender SPOT-ON

"INSIDE THE PET"
(ORALS / INJECTIONS)

Flea/Tick
- Capstar

Combo
- Trifexis

Worms
- INTERCEPTOR PLUS (milbemycin oxime/praziquantel)
- Drontal

Flea/Tick
- Credelio (lotilaner)
- Comfortis (spinosad)

Largely Elanco Portfolio

VET PRESCRIBED

COMPLEMENTARY PORTFOLIO ACROSS MODES AND CHANNELS

$5.2B global market

6.4% CAGR[1]

Elanco expands leadership into multiple sales channels, with a diversified product portfolio.

[1] *Vetnosis: Compound Annual Growth Rate 2019 to 2025*

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Advantage Family[1]: Growth in International Markets, with Stabilization in North America and Europe

Portfolio

US Dosage Analysis



mm of doses
Vet Channel
Alternative Channels
34.3
9.8
24.5
(25)%
(3)%
31.0
7.3
23.7
14.8
3.8
11.0
(18)%
4%
14.6
3.1
11.5
FY 2016
FY 2018
H1 2018
H1 2019

- *Strong alternative channels presence buffered Advantage Family against entrance of orals, despite erosion of topicals market share*
- *~75% doses lost in last three years were from vet channel*
- *Overall Advantage family demand rests on a large and stable alternative channels base; ~80% of doses*

Europe & International Revenue[2]



$mm | All Channels
+3%
$114
$117
H1 2018
H1 2019

- *China: >60% increase from successful launch of Advantage & Advocate e-commerce entry*
- *Growth in China balances declines in some European markets; signs of stabilization*

The Advantage Family: One of Industry's Most Recognizable Brands; Further Growth Opportunities: Cats, Alternative Channels and Emerging Markets

©2019 Elanco or its affiliates

14

[1]Advantage Family includes Advantage, Advantix and Advocate brands. [2] Represents revenue converted to USD using spot EUR/USD exchange rate as of 16-Aug-2019.

Portfolio Seresto: $300mm Revenue, #2 Fastest Growing Blockbuster in AH Industry Seresto Sales in $mm1 ~$300 Significant growth headroom: 1/3 of pet owners in U.S. still unaware Loyal and growing customer base: ~90%+ current users would re-buy +23% Omnichannel availability: #1 on Amazon, Expansion to mass retail Generated Double Digit Growth in Year 7 Post-Launch International growth opportunity, including recent China launch 2012 2015 2018 Unique 8-month collar delivery for reliable and easy to use prevention and treatment for flea and tick for both Dogs and Cats Reached ~$300mm in 2018 with significant continued momentum 7 years of double digit growth trajectory in highly competitive parasiticides space Unique technology platform, with addl. line extension opportunities Seresto: Significant Blockbuster with continued growth potential, complements current portfolio ©2019 Elanco or its affiliates 15 1 Represents revenue converted to USD using spot EUR/USD exchange rate as of 16-Aug-2019. ~$130 YoY $10

Portfolio

Taking Leadership Across Channels

ALTERNATIVE CHANNELS LEADER FOR COMPANION PARASITICIDES

#1 USA | #1 Italy | #2 UK | #1 France | #1 Spain

- ✓ First mover and alternative channel leadership position
- ✓ Portfolio with key brands including Advantage family and Seresto
- ✓ Dedicated channel management

FIRST MOVER IN E-COMMERCE


Bayer Seresto Flea and Tick Collar, Large Dog, 2-Pack
In Stock.
Seresto

Amazon Rating ★★★★☆

- ✓ Key brands have top presence on Amazon, with more than 3x as many reviews as competitors
- ✓ Structured approach for e-commerce expansion and scale

LEADING DIGITAL AND DTC MARKETING


#8MONTHS OF LOVE

- ✓ Diverse teams with DTC experience
- ✓ Deep customer understanding
- ✓ Established infrastructure and data capture capabilities

E-commerce and digital sales growing at ~15% as pet owners shift where they learn about and purchase pet products

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Bayer Animal Health Leadsin Attractive Value Segments Portfolio Across RangeofHealth Relative Sales and Global Industry Rank by Key Species (2018A) Challenges Leading Positions in Sub-Segments and Geographies (2018A) Segment Size1 Industry Position1 n.a. in the industry with Victrio ©2019 Elanco or its affiliates Cattle - Beef #5 Cattle - Dairy #5 Swine #3 Poultry #5First in ovo-Immunostimulant Aqua #3 High-growth local brands driveLong-established brandsStrength in high-growthSustainable, attractive $325M international saleswith premium positionsemerging economiesmargins Source: Vetnosis, Bayer competitive intelligence and company information. 1 Excludes Vaccines.17 ~80% of sales from segments with Leading Positions in Pond aquculture (Shrimp) ~$500mm in China and Vietnam Shrimp ~$275mm ~65% of sales from segments with Leading Positions Coccidiosis control ~$55mm Injectable Antibiotics ~$275mm China ~$1,220mm ~50% of sales from segments with Leading Positions Ecto Parasiticides ~$220mm Ketosis control ~$110mm Mexico (Cattle overall) ~$165mm

Portfolio

Expands Growth Portfolio & Development Projects

REVENUE COMBINED GROWTH ASSETS[1]

($ in millions)


CAGR: +42%
$299
$403
$604
2016
2017
2018

17 GROWTH PORTFOLIO

CA

INTERCEPTOR PLUS (milbemycin oxime/praziquantel) | Credelio (lotilaner) | seresto | Galliprant (grapiprant tablets)

entyce | nocita | Osurnia (florfenicol-terbinafine-betamethasone acetate) | CLARO (florfenicol, terbinafine, mometasone furoate) Otic Solution

\+

FA

Elanco Kavault | Elanco Prevacent PRRS | Elanco Inteprity | COLIPROTEC

Elanco Correlink | IMVIXA more control, less effort | CLYNAV | Baycox Iron Easy | Efficient | Economic | Victrio

50+ DEVELOPMENT PROJECTS

- *Aligned with established platforms*
- *Within 1 to 5 years of approval*
- *Inclusive of recent Elanco acquisitions*

Elanco ©2019 Elanco or its affiliates

18

[1]*Represents revenue converted to USD using spot EUR/USD exchange rate as of 16-Aug-2019. Revenue included for Entyce, Nocita, Seresto and Claro (US) is on a pro forma basis.*

Innovation Expands Innovation Development pipeline with 8 key projects and 30+ lifecycle management projects Strengthens R&D Capabilities, particularly parasiticides and dairy in Complementary delivery technologies and (topical/collar/sterile injection/chewable) approaches Access to Bayer Crop Science R&D and deprioritized Pharma assets Recent R&D Collaborations provide access to emerging platforms, e.g. Adivo for monoclonal antibodies Investment scale to drive internal and external innovation the new combined company of ©2019 Elanco or its affiliates 19

Productivity

Improves Elanco's Margin Expansion Trajectory

Anticipated Delivery of 1,000 bps of Adj. EBITDA Margin Expansion One Year Faster


14%
21%
31%
2015
2018
2022
✓ Continues productivity agenda
✓ Adds more profitable portfolio
✓ Proven track record

Identified cost synergies: $275 – $300mm

Key Areas of Identified Synergies

- Value chain, footprint and product mix optimized across geographies to drive long term cost efficiencies
- Manufacturing and R&D streamlining
- Portfolio optimization
- Value & scale in alternative channels
- Leverage independent Elanco network

Elanco has an established track record of creating value through M&A, integrating large acquisitions successfully and delivering on synergies.

Elanco ©2019 Elanco or its affiliates

*Assumes transaction close mid-2020 subject to customary conditions and receipt of regulatory clearance.

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Compelling Value Proposition for Shareholders ©2019 Elanco or its affiliates ©2019 Elanco or its affiliates

Key Components of Growth Agenda COMPONENTS OF MID-SINGLE DIGIT GROWTH Seresto’s Continued Leadership and Growth 2018 REVENUE1 ($ in billions) $4.7 Bayer AH Growth of FA Products in Emerging Markets Pipeline Value from 8 Key Projects and 30 Life Cycle Management Opportunities Elanco Incremental Channel Expansion Opportunity Elanco PF Elanco Stabilization within Advantage Family Gross ~50% ~55% Margin Durable and growth brands, innovative pipeline, and dedicated focus to sustain mid-single digit revenue growth. ©2019 Elanco or its affiliates 22 1 Represents revenue converted to USD using spot EUR/USD exchange rate as of 16-Aug-2019. Numbers may not add due to rounding. Dedicated Animal Health Focus $3.1 $1.7 $3.1 $3.1

Pro Forma Elanco Intends to Rapidly De-lever

Pro Forma Leverage[1]


~5.0x
<3.0 x
Transaction Close
2022

Transaction Financing

- Bridge facility fully committed by Goldman Sachs
- Issuance of ~$5-6bn of debt and equity prior to close

Near-Term Focus on Rapid De-leveraging

- Expected free cash flow, Adj. EBITDA growth and synergies will enable Elanco to de-lever quickly
- Intend to have credit metrics in-line with investment grade

Capital Return to be a Part of Value Proposition

- Dividend part of future plans

©2019 Elanco or its affiliates

[1] *Pro Forma leverage at close reflects total pro forma gross debt / Adj. EBITDA including synergies of $275-300mm. Assumes transaction close mid-2020 subject to customary conditions and receipt of regulatory clearance.*

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ProvenTransformation ACTIVELY BUILDING STANDALONE CAPABILITIES Track Record PLAN IN PLACE TO DELIVER OUR COMMITMENTS AND SEAMLESS INTEGRATION Standup efforts on schedule with cost expectations and in-line Run: Dedicated focus driving Core Elanco and our IPP agenda Creating “fit-for-purpose” organization with processes, programs and capabilities Stand up: Significant progress on Lilly separation, largely complete prior to integration Operational planning and cost savings initiatives underway in line with integration Integrate: Demonstrated expertise (created value through 10 acquisitions) Leveraging stand up to combine two former divisions into one dedicated animal health company Innovative plan with a third-party in place carve out business prior to close to Timing allows build of optimal structure for combined organization. ©2019 Elanco or its affiliates 24

Combination Strengthens & Accelerates Elanco's Strategic Evolution

Benefit	Key figure
Enhances Scale...	**$4.7bn** PF Revenue
Doubles Our Pet Portfolio & Rebalances Mix	**~50/50** Companion/Food Animal
Creates Omnichannel Leadership	**#1 in Alternative** Channels
Advances Our Productivity Strategy	**1,000bps** of Adj. EBITDA Margin Expansion, 1 year faster
Unlocks Value to Shareholders	**High Single / Low Double-Digit** 2022 EPS Accretion
...Supporting Our Standalone Growth Targets	**Mid-Single Digit** Revenue Growth
Expands CA Presence in Emerging Markets	**>2X** EM Presence
Augments Our Pipeline & Capabilities	**8 Key Projects** 30+ LCM, Platforms & Technology
Generates Meaningful Expected Synergies	**$275-300mm** Expected Cost Synergies
Allows Us to Retain Financial Flexibility	**<3.0x** Target Debt-to-Adj. EBITDA by end of 2022

©2019 Elanco or its affiliates

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Strengthens and Accelerates IPP Strategy

Continues growth and innovation, accelerates margins

Portfolio: Doubles Pet Business & Balances Mix, Enhances Emerging Markets, Grows Cattle Business

Productivity: Accelerates Reaching GM (60%) and Adj. EBITDA Margin (31%) Goals, Significant Synergy

Innovation: Expands Pipeline, Adds Technology, Builds Scale, Access to Bayer R&D[1]

Leadership: Creates #2 Animal Health Company[2]

- Omnichannel Pet Market
- Portfolio Innovator
- Vet and Pet Owner Focus
- Antibiotic Alternatives

Value Creation[3]

Revenue Growth[4]: Mid-single digit

Adj. EBITDA Growth[4]: Double digit

Adj. EPS[5]: Accretive in Yr 1; High single to low double digit accretive in Yr 2

Synergies: $275-300mm

Leverage[6]: ~5x at close to <3x in Yr 2

Operating Cash Flow: ~$1B in Yr 2

Transaction positions Elanco to capitalize on trends shaping the industry.

[1] Certain access rights to Bayer's CropScience R&D pipeline and de-prioritized clinical Pharma assets. [2] Based on 2018 pro forma revenue of $4.7bn. [3] Assumes transaction close mid-2020 subject to customary conditions and receipt of regulatory clearance. Yr 1 and Yr 2 are 2021 and 2022, respectively. [4] Compounded annual growth first five years after close. [5] Based on Adjusted GAAP results. [6] Inclusive of synergies.

Elanco
©2019 Elanco or its affiliates
26

©2019 Elanco or its affiliates

Our Commitments at IPO and Now

	① Our Commitments at IPO	② Our Commitments Now[1]	
Revenue Growth	■ At industry growth rate of 4-6%	■ Mid-single digit growth	✓
Components of Revenue Growth	■ ~2% price; rest volume	■ ~2% price; rest volume	✓
Portfolio Mix	■ 60% from growth categories; 40% from Ruminants and Swine	■ ~50% CA / ~50% FA	✓
Portfolio Innovator	■ Not dependent on a single product ■ Rumensin ~10% of sales	■ Adding Seresto and complementary products to Elanco's growth assets ■ Rumensin = ~7% / Seresto ~6%	✓
Pipeline	■ Access to Lilly's Pharma compound library ■ 36 development projects	■ Access to Bayer's Crop Science R&D and Pharma assets ■ 8 key development projects and 30+ life cycle projects	✓
Product Launches	■ Launched 3 products a year since 2015 ■ New product launches represent ~10% of total sales	■ Intend to average 3 product approvals per year ■ Growth product revenue to represent ~13%+ of total	✓
Alternative Channels	■ Emerging presence in alternative channels (vet clinic, specialty clinics, corporate clinics)	■ Leadership in the pet alternative channels; retail and online presence	✓

©2019 Elanco or its affiliates

28

[1]Assumes transaction close mid-2020 subject to customary conditions and receipt of regulatory clearance. Based on pro-forma estimates of combined company.

Our Commitments at IPO and Now (Continued)

	1 Our Commitments at IPO	2 Our Commitments Now[1]	
Gross Margin	59% by 2023	60% by 2022	✓
Margin Expansion Initiatives	85% of Elanco initiatives underway to deliver cost commitments through 2020	**100% of Elanco initiatives underway** to deliver cost commitments through 2020	✓
Adj. EBIT / EBITDA Margin	1,000bps of Adj. EBIT margin expansion (~18% to ~28%) from 2018-2023	1,000bps of Adj. EBITDA margin expansion (~21% to 31%) from 2018-2022 – **one year earlier, additional opportunity beyond 2022**	✓
Stand-up Efforts	We are already substantially dis-entangled from Lilly	Standup efforts are complementary with integration efforts needed / third-party mitigates transition risk	✓
Leverage	Long-term gross leverage target of 2.5-2.75x by 2020 Committed to achieving investment grade	Target gross leverage of <3x by 2022 Intend to have metrics in line with investment grade	✓ *Delayed*
Dividend	Committed to initiating a dividend	Not initiating dividend in the near-term, but intent remains	*Delayed*

©2019 Elanco or its affiliates

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[1]Assumes transaction close mid-2020 subject to customary conditions and receipt of regulatory clearance. Based on pro-forma estimates of combined company.